UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

Beacon Roofing Supply, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42492	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300,

Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	BECN	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On March 20, 2025, Beacon Roofing Supply, Inc., a Delaware corporation (“Beacon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with QXO, Inc., a Delaware corporation (“QXO”), and Queen MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO (“Merger Sub”). A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”) have been unanimously approved by Beacon’s board of directors (the “Board”).

The Offer. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, QXO will cause Merger Sub to amend its previously commenced tender offer, which was commenced on January 27, 2025 and contemplated a purchase of all of the outstanding shares of common stock, par value $0.01 per share, of Beacon (the “Shares”) at a price of $124.25 per share (such offer, as amended prior to the execution of the Merger Agreement, the “January Offer”), to increase the purchase price of the Shares to $124.35 per share (such amount, the “Offer Price”) in cash, without interest, and to make such other amendments to reflect the execution, terms and other conditions of the Merger Agreement (the “Amended Offer” and together with the January Offer, the “Offer”). The Offer will remain open for a minimum of 10 business days from the date of commencement of the Amended Offer, subject to potential extensions of the Offer as contemplated by the terms of the Merger Agreement.

Offer Closing Conditions. The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions (the “Offer Conditions”), including (i) that there shall have been validly tendered and not validly withdrawn prior to the expiration of the Offer, when added to the number of Shares then owned by QXO and Merger Sub, a majority of the Shares outstanding (determined on a fully diluted basis), (ii) the receipt of required regulatory approvals, (iii) the absence of any law, order, injunction or decree in effect that restrains, enjoins or otherwise prohibits consummation of the Offer or the Merger (as defined below), (iv) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) and (v) the satisfaction of other conditions set forth in Annex A to the Merger Agreement.

If on the scheduled expiration date of the Offer, any of the Offer Conditions have not been satisfied or waived, QXO shall cause Merger Sub to extend the Offer for successive periods of not more than 5 business days, or for such longer period as the parties agree, in order to permit the satisfaction of the Offer Conditions, provided that QXO and Merger Sub shall not be required to extend the Offer past May 20, 2025 (the “Outside Date”).

The Merger. Following consummation of the Offer and, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Beacon (the “Merger”), with Beacon surviving the Merger as a wholly owned subsidiary of QXO (the “Surviving Corporation”), without a vote of the stockholders of Beacon, in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). The Merger will be effected (such time, the “Effective Time”) as soon as practicable following (and in any event, on the same day as) the consummation of the Offer.

Merger Consideration. Pursuant to the Merger Agreement, at the Effective Time, each Share outstanding that is not tendered and accepted pursuant to the Offer, including, for the avoidance of doubt, Shares received from the settlement of RSU Awards and PSU Awards or the exercise of Options prior to the Effective Time (each, as defined below) (other than (i) Shares owned by QXO, Merger Sub or any other direct or indirect wholly owned Subsidiary of QXO at the commencement of the Offer and which are owned by QXO, Merger Sub or any other direct or indirect wholly owned Subsidiary of QXO immediately prior to the Effective Time and not, in each case, held on behalf of third parties, (ii) Shares held in treasury of Beacon or held by any direct or indirect wholly owned Subsidiary of Beacon, (iii) Shares irrevocably accepted for purchase in the Offer and (iv) Shares held by stockholders of Beacon who have demanded appraisal of such Shares pursuant to, and who comply in all respects with, Section 262 of the DGCL) will thereupon be cancelled and automatically converted into the right to receive cash in an amount equal to the Offer Price, without interest (the “Merger Consideration”).

Treatment of Outstanding Equity Awards. Pursuant to the terms of the Merger Agreement:

(i)	each restricted stock unit award for which vesting is solely based on service-based conditions (each, a “RSU Award”) that is held by a non-employee member of the Beacon Board, whether vested or unvested as of the Effective Time (each, a “Cash-Out RSU Award”) will accelerate in full and be cancelled and entitle the holder thereof to receive an amount in cash equal to the sum of (1) the product of (A) the Merger Consideration multiplied by (B) the number of Shares subject to such Cash-Out RSU Award and (2) any accrued and unpaid dividends or dividend equivalent rights corresponding to such Cash-Out RSU Award; and

(ii)	each (1) option to purchase Shares, (2) RSU Award that is not a Cash-Out RSU Award (each, an “Assumed RSU Award”) and (3) outstanding award of restricted stock units for which vesting is based on service-based conditions and performance-based conditions (each, a “PSU Award”), will be converted into corresponding QXO equity awards (and, with respect to each PSU Award, with the performance-based vesting condition deemed satisfied at target and being converted into an award of QXO restricted stock units for which vesting is solely based on service-based conditions), in each case, based on an exchange ratio equal to the quotient obtained by dividing (A) the Merger Consideration by (B) the volume-weighted average trading price of QXO’s common stock on the New York Stock Exchange as reported by The Wall Street Journal for the five (5) consecutive trading days ending on the trading day immediately preceding the closing, in each case, subject to the same terms and conditions applicable to such awards (excluding performance-based vesting terms) immediately prior to the Effective Time; provided that any amounts relating to accrued and unpaid dividends or dividend equivalent rights corresponding to an Assumed RSU Award or a PSU Award will be converted into dividend equivalent rights on the corresponding QXO equity awards.

Treatment of ESPP. Beacon will take actions to ensure that (i) no new participants will enroll, existing participants will not increase their payroll deductions under, and no new offering period will commence under Beacon’s 2023 Employee Stock Purchase Plan (the “ESPP”), (ii) outstanding purchase rights under the ESPP will be automatically exercised as of the earlier of the first scheduled purchase date following the date of the Merger Agreement or a date that is no later than the last trading day before the Effective Time, and (iii) if requested by QXO in writing at least ten (10) business days prior to the Effective Time, the ESPP will be terminated as of the Effective Time.

Merger Closing Conditions. The consummation of the Merger is subject to the satisfaction or waiver of the following closing conditions: (i) the absence of any law, order, injunction or decree in effect that restrains, enjoins or otherwise prohibits consummation of the Merger and (ii) the consummation of the Offer having occurred.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations, warranties and covenants of Beacon, QXO and Merger Sub. These covenants include an obligation of each party to, subject to certain exceptions, use its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under the Merger Agreement and applicable laws to consummate and make effective the Transactions as soon as practicable and of Beacon to, subject to certain exceptions, conduct its operations in the ordinary course of business consistent with past practice from the date of the Merger Agreement through the Effective Time. The Merger Agreement also contains covenants that require, subject to certain limited exceptions, (i) Beacon to file an amended solicitation/recommendation statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”), and (ii) the Board to recommend that Beacon’s stockholders accept the Offer and tender their Shares pursuant to the Offer. These covenants also provide that for one-year immediately following the Effective Time, QXO will cause Beacon or the Surviving Corporation to maintain the salaries and cash incentive compensation targets of continuing employees, as well as, with respect to certain benefits, substantially similar benefits in the aggregate for such employees. QXO will also honor employment, severance, income continuity and change of control program, plans and agreements between Beacon and continuing employees (provided that QXO and Beacon are not prohibited from amending, suspending or terminating any such arrangements (excluding individual severance arrangements) to the extent permitted under, and in accordance with, their terms).

Each of Beacon and QXO has made its respective filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and Competition Act (Canada) with respect to the Offer. The waiting period under the HSR Act with respect to the Offer expired on February 11, 2025 and QXO received early termination of the waiting period from the Canadian Competition Bureau on February 10, 2025.

Non-Solicitation. The Merger Agreement generally requires that Beacon and its affiliates and representatives cease any solicitations, encouragements, discussions or negotiations with any person, and not solicit, initiate or knowingly facilitate or knowingly encourage any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal from, or engage in discussions or negotiations with or furnish non-public information to, any third party. However, if prior to the acceptance for purchase by Merger Sub of Shares tendered in the Offer (the “Acceptance Time”), Beacon receives a bona fide unsolicited written acquisition proposal under circumstances not involving a breach of the applicable restrictions set forth in the Merger Agreement that the Board determines in good faith (after consultation with its financial advisors and legal counsel) to be a superior proposal or would reasonably be expected to lead to a superior proposal (such proposal, a “Superior Proposal”), then Beacon would be permitted to furnish information to, and participate in discussions and negotiations with, the person making such acquisition proposal, subject to certain restrictions set forth in the Merger Agreement. In addition, at any time prior to the Acceptance Time, the Board may change its recommendation, in certain circumstances, if the Board determines in good faith (after consultation with its financial advisors and legal counsel) that the failure to change its recommendation would reasonably be expected to result in a violation of the Board’s fiduciary duties under applicable law.

Termination; Termination Fee. The Merger Agreement contains certain customary termination rights in favor of each of Beacon and QXO, including among others Beacon’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a Superior Proposal, and QXO’s right to terminate the Merger Agreement if the Board changes its recommendation that Beacon’s stockholders tender their Shares in the Offer. In addition, either Beacon or QXO may terminate the Merger Agreement if, subject to certain limitations, the Acceptance Time has not occurred by the Outside Date.

In addition, the Merger Agreement provides that, Beacon is obligated to pay QXO the Termination Fee in certain circumstances, including if (i) the Merger Agreement is terminated by Beacon prior to the Acceptance Time in connection with Beacon’s entry into a definitive agreement with respect to a Superior Proposal, (ii) the Merger Agreement is terminated by QXO prior to the Effective Time because prior to the Acceptance Time, the Board changed its recommendation to Beacon stockholders or made an Intervening Event Recommendation Change (as defined in the Merger Agreement), (iii) the Merger Agreement is terminated by either QXO or Beacon because the Acceptance Time did not occur on or before the Outside Date and, prior to the Acceptance Time, the Board changed its recommendation that Beacon’s stockholders tender their Shares in the Offer, and (iv) the Merger Agreement is terminated by (1) QXO due to certain breaches by Beacon of the Merger Agreement that would cause certain closing conditions not to be satisfied and such breach would not be curable by the Outside Date or (2) either QXO or Beacon if the Acceptance Time did not occur on or before the Outside Date and, in each case of this clause (iv), on or after the date of the Merger Agreement and prior to such termination an acquisition proposal was publicly announced, publicly known or otherwise made known to the Board and Beacon enters into a definitive agreement with respect to, or consummates the transactions contemplated by, an acquisition proposal within twelve (12) months following such termination. The Termination Fee is equal to $ 336,931,450.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about Beacon, QXO or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by the parties to each other. Investors should not rely on the representations and warranties contained in the Merger Agreement as characterizations of the actual state of facts or condition of Beacon, QXO any of their respective subsidiaries, affiliates or businesses.

Amendment to Stockholder Rights Agreement

On March 20, 2025, Beacon and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent, entered into Amendment No. 1 (the “Amendment”) to Beacon’s Stockholder Rights Agreement, dated as of January 27, 2025 (the “Rights Agreement”). The Amendment amends the Rights Agreement so that, among other changes, QXO and its subsidiaries and affiliates shall not be deemed an “Acquiring Person,” by virtue of (i) the execution of, or their entry into, the Merger Agreement, (ii) the execution of, or their entry into, any other contract or instrument in connection with the Merger Agreement, (iii) their acquisition or their right to acquire, beneficial ownership of the Shares as a result of their execution of the Merger Agreement or (iv) the commencement or consummation of the Offer, the Merger or the other Transactions. The Amendment will terminate upon the termination of the Merger Agreement for any reason. Additionally, the Amendment provides that the Rights (as defined in the Rights Agreement) and the Rights Agreement itself will terminate and expire immediately prior to the Effective Time.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effect on Ongoing Proxy Contest

In accordance with the terms of, and as evidenced by the execution of, the Merger Agreement, QXO irrevocably withdrew the notice of nomination of candidates for election to the Beacon Board that it previously delivered to Beacon.

Item 3.03. Material Modification to Rights of Security Holders

The information included in Item 1.01 of this Current Report on Form 8-K under the caption “Amendment to Stockholder Rights Agreement” is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of March 20, 2025, by and among QXO, Inc., Beacon Roofing Supply, Inc. and Queen MergerCo, Inc.*
4.1	Amendment No. 1 to Stockholder Rights Agreement, dated as of March 20, 2025, by and among Beacon and Computershare Trust Company, N.A., as rights agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Beacon agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to Beacon’s views and expectations regarding the Transactions; any statements relating to the plans, strategies and objectives of management or the Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Beacon and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of Beacon’s Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings with the SEC. In addition, actual results may differ materially from those indicated in any forward-looking statements as the result of: uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of Beacon’s stockholders will tender their Shares in the Offer; the possibility that various closing conditions for the Transactions may not be satisfied or waived on the anticipated timeframe or at all; factors relating to the Transactions, including the effects of the Transactions, or the completion or failure to complete the Transactions, on Beacon’s businesses; product shortages; changes in supplier pricing and rebates; inability to identify acquisition targets or close acquisitions; difficulty integrating acquired businesses; inability to identify new markets or successfully open new locations; catastrophic safety incidents; cyclicality, seasonality and weather; IT failures or interruptions, including as a result of cybersecurity incidents; goodwill or intangible asset impairments; disruptions in the capital and credit markets; debt leverage; loss of key talent; labor disputes; and regulatory risks. Beacon may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this Current Report on Form 8-K are qualified by the factors, risks and uncertainties referenced above and readers are cautioned not to place undue reliance on forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent Beacon’s views as of the date of this Current Report on Form 8-K and these views could change. However, while Beacon may elect to update these forward-looking statements at some point, Beacon specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing Beacon’s views as of any date subsequent to the date of this Current Report on Form 8-K.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending Transactions involving Beacon and QXO. QXO will file with the SEC an amended Tender Offer Statement on Schedule TO with respect to the Offer and Beacon will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 pertaining to the Offer. BEACON’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE TENDER OFFER STATEMENT AND SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain a copy of the Tender Offer Statement and Solicitation/Recommendation Statement, any amendments or supplements thereto and other documents filed by Beacon and QXO with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of Beacon’s website, https://ir.beaconroofingsupply.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: March 20, 2025	By:	/S/ PRITHVI S. GANDHI
Prithvi S. Gandhi
Executive Vice President and Chief Financial Officer

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